Forward Looking Statements Statements in this presentation that are not strictly historical, including any statements regarding Danaher’s anticipated financial performance and any other statements regarding events or developments that we believe or anticipate will or may occur are "forward-looking" statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things the highly uncertain and unpredictable severity, magnitude and duration of the COVID-19 pandemic (and the related governmental, business and community responses thereto) on our business, results of operations and financial condition, the impact of our debt obligations on our operations and liquidity, deterioration of or instability in the economy, the markets we serve and the financial markets (including as a result of the COVID-19 pandemic), uncertainties relating to U.S. laws or policies, including potential changes in U.S. trade policies and tariffs and the reaction of other countries thereto, contractions or growth rates and cyclicality of markets we serve, competition, our ability to develop and successfully market new products and technologies and expand into new markets, the potential for improper conduct by our employees, agents or business partners, our compliance with applicable laws and regulations (including rules relating to off-label marketing and other regulations relating to medical devices and the health care industry), the results of our clinical trials and perceptions thereof, our ability to effectively address cost reductions and other changes in the health care industry, our ability to successfully identify and consummate appropriate acquisitions and strategic investments and successfully complete divestitures and other dispositions, our ability to integrate the businesses we acquire and achieve the anticipated growth, synergies and other benefits of such acquisitions, contingent liabilities and other risks relating to acquisitions, investments, strategic relationships and divestitures (including tax-related and other contingent liabilities relating to past and future IPOs, split-offs or spin-offs), security breaches or other disruptions of our information technology systems or violations of data privacy laws, the impact of our restructuring activities on our ability to grow, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, changes in tax laws applicable to multinational companies, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, the rights of the United States government to use, disclose and license certain intellectual property we license if we fail to commercialize it, risks relating to product, service or software defects, product liability and recalls, risks relating to product manufacturing, our relationships with and the performance of our channel partners, uncertainties relating to collaboration arrangements with third-parties, commodity costs and surcharges, our ability to adjust purchases and manufacturing capacity to reflect market conditions, reliance on sole sources of supply, the impact of deregulation on demand for our products and services, the impact of climate change, or legal or regulatory measures to address climate change, labor matters and our ability to recruit, retain and motivate talented employees, international economic, political, legal, compliance, social and business factors (including the impact of the military conflict between Russia and Ukraine and the United Kingdom's separation from the EU), disruptions relating to man-made and natural disasters (including pandemics such as COVID-19), pension plan costs, inflation and supply chain disruption. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our 2021 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the third quarter of 2022. These forward-looking statements speak only as of the date of this presentation and except to the extent required by applicable law, the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise. With respect to the non-GAAP financial measures referenced in the following presentation, definitions and the accompanying information required by SEC Regulation G can be found in this presentation or in the “Investors” section of Danaher’s web site, www.danaher.com. All references in this presentation (1) to financial metrics relate only to the continuing operations of Danaher’s business, unless otherwise noted; (2) to “growth” or other period-to-period changes refer to year-over-year comparisons unless otherwise indicated; (3) to core revenue growth for 2020 and 2021 refers to core revenue growth including Cytiva unless otherwise noted; and (4) to operating profit below the segment level exclude amortization. We may also describe certain products and devices which have applications submitted and pending for certain regulatory approvals. 1

2

Current Update 3 Strong finish to 2022 with Q4 results exceeding expectations Q4 2022 ESTIMATED CORE REVENUE GROWTH UP HIGH-SINGLE DIGITS — High-single digit base business core revenue growth as expected — Better-than-expected respiratory testing revenue at Cepheid — Anticipate respiratory testing revenue of >$1B EXPECT STRONG EARNINGS AND CASH FLOW WITH ADJUSTED OPERATING PROFIT MARGIN EXCEEDING PRIOR GUIDANCE EAS SEPARATION ON TRACK FOR Q4 2023

Environmental & Applied Solutions Separation

2022E TOTAL REVENUE


WATER
~60%
PID
~40%
~$4.8B

TROJAN technologies HACH VIDEOJET ChemTreat x-rite PANTONE ESKO

ANTICIPATED LEADERSHIP

- Jennifer Honeycutt, President and CEO

ANTICIPATED BUSINESS PROFILE

- Leading positions and outstanding brands, foundation built on DBS
- Attractive financial profile: MSD anticipated long-term core revenue growth, outstanding margins & cash flow
- Strong sustainability & ESG positioning
- Bias toward M&A with flexibility in capital deployment

ANTICIPATED LONG-TERM PERFORMANCE

MSD CORE REVENUE GROWTH

~55% RECURRING REVENUE

~25% ADJUSTED EBITDA MARGIN

A global leader in Water Quality and Product Identification

4

DANAHER

Danaher 2024+: A Focused Science & Technology Leader

BIOTECHNOLOGY: ~$8.8B 2022E REVENUE



BIOPROCESSING
RESEARCH, LAB & MEDICAL
HSD
LONG-TERM GROWTH RATE*

Life Sciences

LIFE SCIENCES: ~$7.0B 2022E REVENUE



DD+*
GENOMICS
MSD+*
LS INSTRUMENTS
HSD
LONG-TERM GROWTH RATE*

Life Sciences

Industrial

DIAGNOSTICS: ~$10.8B 2022E REVENUE



HSD*
PATHOLOGY & ACUTE / POC
LDD*
MOLECULAR
MSD*
CLINICAL
HSD
LONG-TERM GROWTH RATE*

During the 4th quarter of 2022, DHR changed the composition of its reportable segments. The businesses that previously comprised the former Life Sciences segment will be reported in two separate segments, Life Sciences and Biotechnology.

**Anticipated long-term core revenue growth rate*
Pie chart reflects FY 2022E revenue by product line

Outstanding businesses focused on impacting human health

5

DANAHER

Cytiva's Progress Since Acquisition

cytiva

KEY PRIORITIES & PROGRESS SINCE ACQUISITION

Stand-up & Brand Establishment

- **>200** TRANSITION SERVICES AGREEMENTS EXITED
- **>3,000** ASSOCIATES HIRED
- **#2** BRAND POWER & PREMIUM VS PEERS (CERNER ENVIZA)

Embracing DBS

- **>400** MANUFACTURING KAIZENS 2021 & 2022
- **2X** IMPROVEMENT IN PROJECT OTD WITHIN FIRST YEAR

Capacity Expansion & Investments

- **>$1.5B** PLANNED CAPACITY INVESTMENT AT PALL & CYTIVA 2021-2025
- **>2X** OUTPUT OF SUT PRODUCTS

RESULTS SINCE ACQUISITION

	AT ACQ.	2022E
Revenue	~$3B	**>$6B**
Anticipated long-term core revenue growth	+6-7%	**+HSD**
ROIC		**+DD**

Exceeding expectations on all fronts

6

DANAHER

Biotechnology Aligning to best serve our customers 2022E TOTAL REVENUE Life Sciences Research Lab & Medical 7 BROADEST PORTFOLIO ACROSS BIOPROCESSING WORKFLOW • Leading positions in upstream & downstream applications • Single-use technologies (SUT) >$1B 2022E revenue BEST-IN-CLASS TECHNICAL SERVICE & SUPPORT • Process development services to move from R&D to commercialization • Local presence in all major regions to support customers GLOBAL SCALE TO RELIABLY MEET OUR CUSTOMERS’ NEEDS • Products and solutions span from lab to production scale • Current & future expansion plans to help ensure security of supply for customers • Enhancing our value proposition through organic & inorganic investments Bioprocessing ~$8.8B

MSD HSD LSD HSD/LDD LSD MSD>40% INCREASE IN REVENUE FROM NEW PRODUCTS LAST 3 YEARS PRODUCT LAUNCH EXCELLENCE AT Accelerating Innovation Across Life Sciences DBS GROWTH TOOLS INCREASING THE CADENCE OF INNOVATION >30 NEW PRODUCTS LAUNCHED SINCE 2018 ACCELERATED PRODUCT DEVELOPMENT AT 2021 REVENUE GROWTH ATTRIBUTED TO NEW PRODUCTS~40%PROBLEM TO PORTFOLIO AT AVG. ANNUAL CORE REVENUE GROWTH IMPROVEMENT Enhancing our growth trajectory with DBS-led innovation 8 2012-2016 2017-Q3 2022

Danaher 2024+: Putting It All Together

ANTICIPATED LONG-TERM CORE REVENUE GROWTH RATE

DANAHER	HSD	
cytiva / PALL Life Sciences	HSD	*2022E revenue of ~$8.8B including leading bioprocessing franchise*
Cepheid.	LDD	*>$4.5B 2022E revenue with durable long-term testing opportunity*
IDT / aldevron	DD+	*Differentiated genomics businesses with >$1B 2022E revenue*
LS Instruments & Clinical Dx	MSD+	*Benefit from continued investment spend*

ANTICIPATED LONG-TERM ANNUAL PERFORMANCE

CORE REVENUE GROWTH	**HSD**
+	
FALL-THROUGH	35-40%
+	
STRONG FREE CASH FLOW	>100% FCF / NI
+	
ACQUISITIONS	FCF+ M&A SPEND
=	
TOP QUARTILE EPS GROWTH & COMPOUNDING RETURNS	**DD+ EPS GROWTH**

Now expect HSD long-term core revenue growth

9 DANAHER